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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2006

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

1. On February 10, 2006, James E. Moylan, Jr., tendered his immediate resignation as the Company's Chief Financial Officer and Treasurer.

2. In accordance with Mr. Limeri's employment agreement, as previously reported on the Company's 8-K filed November 11, 2005, the Board of Directors of PRG-Schultz International, Inc. (the "Company") has appointed Peter Limeri to serve as Chief Financial Officer and Treasurer of the Company, effective upon the resignation of Mr. Moylan.

     Prior to joining the Company in November 2005, Mr. Limeri served since May 2004 as Chief Financial Officer and Chief Operating Officer of Nationwide Furniture Inc., a furniture retailer. Prior to his employment with Nationwide Furniture, Mr. Limeri was the Chief Financial Officer of Anderson Press, Inc., a global manufacturer and distributor of published products. Before going to Anderson Press in December 1999, he was Vice President-Finance of Cluett American, a global manufacturer and distributor of apparel. Mr. Limeri is 40.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.



Date:  February 10, 2006                By: /s/ Clinton McKellar, Jr.
                                            ------------------------------------
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary


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